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                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of iVillage Inc. for the period ended September 30, 2002, the undersigned, Douglas
W. McCormick, Chief Executive Officer of iVillage Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Quarterly Report on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


November 14, 2002                       /s/ Douglas W. McCormick
-------------------------               -----------------------------------
Date                                    Douglas W. McCormick
                                        Chief Executive Officer